Nationwide Life Insurance Company • Nationwide VLI Separate Account - 7	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – G

Prospectus supplement dated July 13, 2011 to

Prospectuses dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your policy contains an "Insured Wellness Program" that provides you access to an internet-based health assessment and wellness program.  The prospectus states that this service may be terminated at any time upon thirty (30) days written notice.  The purpose of this supplement is to provide such notice.  On August 31, 2011, the internet-based health assessment and wellness program that is currently available under your policy will no longer be available.

Therefore, as of August 31, 2011, the "Insured Wellness Program" sub-section of the "Policy Owner Services" section of your prospectus is deleted in its entirety.